EXHIBIT 10.1



                        THE SINGING MACHINE COMPANY, INC.
                              AMENDED AND RESTATED
                        1994 MANAGEMENT STOCK OPTION PLAN

                               Section 1. Purpose.
                               -------------------

         This Amended and Restated 1994 Stock Option Plan is intended to provide incentives: (a) to the officers and other employees of the Singing Machine Company, Inc. or any of its present or future subsidiaries by providing such employees with opportunities to purchase stock in The Singing Machine Company, Inc., pursuant to options granted hereunder that qualify as "Incentive Stock Options" under Section 422(b) of the Internal Revenue Code of 1986, as amended; and (b), to directors, officers, employees, advisors and consultants of The Singing Machine Company, Inc. or any of its present or future subsidiaries by providing such persons with opportunities to purchase stock in The Singing Machine Company, Inc., pursuant to options granted hereunder which do not qualify as "incentive stock options."

                             Section 2. Definitions.
                             -----------------------

         (a) "Agreement" shall have the meaning ascribed to the term as set forth in Section 6 hereof.

         (b) "Board of Directors" means the Board of Directors of the Company or any Subsidiary.

         (c) "Common Stock" means the common stock, $.01 par value per share, of the Company.

         (d) "Company" means, The Singing Machine Company, Inc., a Delaware corporation.

         (e) "Employee" means every individual performing services for the Company or any Subsidiary if the relationship between him and the person for whom he performs such services is the legal relationship of employer and employee as determined in accordance with Section 3401(c) of Internal Revenue Code and Treasury Regulations promulgated thereunder. A member of the Board of Directors in his sole capacity as such is not an Employee.

         (f) "Incentive Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that satisfies the requirements of Section 422 of the Internal Revenue Code.

         (g) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Non-Employee Director" means every member of the Board of Directors who is not also an Employee of the Company or any Subsidiary.


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         (i) "Nonqualified Stock Option" means a right granted pursuant to this
Plan to purchase Common Stock that does not satisfy the requirements of Section 422 of the internal Revenue Code.

         (j) "Option" means a right granted pursuant to this Plan to purchase Common Stock which may be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Board of Directors.

         (k) "Optionee" means an individual who has received an option under the Plan.

         (1) "Plan" means this stock option plan authorizing the granting of stock Options.

         (m) "Plan Administrators" shall have the meaning ascribed to the term as set forth in Section 5 hereof.

         (n) "Reserved Shares" shall have the meaning ascribed to the term as set forth in Section 3 hereof.

         (o) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the company if, at the time the Option is granted, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     Section 3. Shares Subject to the Plan.
                     --------------------------------------

         Subject to adjustments pursuant to section 8 of the Plan, no more than One Million Three Hundred Thousand shares (1,300,000) in the aggregate of the Company's Common Stock (the "Reserved Shares") may be issued pursuant of the Plan to eligible participants. The number of the Reserved Shares shall be reduced by the number of options granted under the Plan. The Reserved Shares may be made available from authorized but unissued Common Stock of the Company, from Common Stock of the Company held as treasury stock, from any shares which may become available due to the expiration, cancellation or other termination of any Option previously granted by the Company, or from any combination of the foregoing.

                             Section 4. Eligibility
                             ----------------------

         The individuals eligible to receive Options under this Plan shall be such valued Employees, Non-Employee Directors, advisors or consultants of the Company or any, Subsidiary, as the Board of Directors may from time to time determine and select. Non-Employee Directors, advisors and consultants shall only be eligible to receive Nonqualified Stock Options. Employees shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options. An Optionee may hold more than one Option. No Employee of the Company or any Subsidiary is eligible to receive any Incentive Stock Options if such employee, at the time the option is granted, owns, beneficially or of record, in excess of the outstanding voting stock of the Company or a Subsidiary; provided, however, that such employee will be eligible to receive an Incentive Stock Option if at the time such

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Option is granted the Option price is at least 110% or the fair market value
(determined with regard to Section 422 (c) (7) of the Internal Revenue Code) of the, stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. Pursuant to Section 422(d) of the Internal Revenue Code, no Option granted pursuant to this Plan shall be treated as an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the Option was granted) or common stock with, respect to which Options (that otherwise qualify as Incentive Stock Options) are exercisable for the first time by an Employee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000.

                     Section 5. Administration of the Plan.
                     --------------------------------------

         (a) The Plan shall be administered by the Board of Directors, or by a committee appointed by the Board of Directors (the "Plan Administrators").

         (b) The Plan Administrators shall have the power, subject to, and within the limits of the express provisions of the Plan:

         (i) To determine from time to time which eligible persons shall be granted options under the Plan, and the time when any Option shall be granted to them;

         (ii)   To determine the number of Options to be granted to any person;

         (iii) To grant Incentive Stock Options, Nonqualified Stock Options, or both, under the Plan to such persons;

         (iv) To determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of the Plan;

         (v) To prescribe terms and provisions of each Option granted under the Plan (which need not be identical)

         (vi) To determine the maximum period during which options may be exercised;

         (vii) To construe and interpret the Plan and Options granted under it, and to establish, amend, and revoke rules and regulations for its administration; and

         (viii) Generally, to exercise such, powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

         (c) The Plan Administrators, in the exercise of these powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All determinations

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of the Plan Administrators shall be made by majority vote. Subject to any applicable provisions of the Company or Bylaws, all decisions made by the Plan Administrators pursuant, to the provisions of the Plan and related orders or resolutions of the Plan Administrators shall be final, conclusive and binding on all persons, including the company, stockholders of the Company, Employees and Optionees.

         (d) The Plan Administrators may designate the Secretary of the Company, or other, Employees of the Company or competent professional advisors, to assist, in the administration of this Plan and may grant authority to such, persons to execute agreements or other documents on behalf of the Plan Administrators.

         (e) The Plan Administrators may employ such legal counsel, consultants and agents as they may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. No present or former Plan Administrator shall be liable for any action or determination made in good faith with respect to this Plan, or any Option granted hereunder. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and Bylaws, each present or former Plan Administrator shall be indemnified and held harmless by the Company against any cost or expenses (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such persons own fraud or bad faith. Such indemnification shall be in addition to any rights at indemnification the person may have as a director, officer or employee or, under the Certificate of Incorporation of the Company, the Bylaws of the Company or otherwise. Expenses incurred by the Plan administrators in the engagement of such counsel, consultant or agent shall be paid by the Company.

                     Section 6. Option Terms and Conditions.
                     ---------------------------------------

         The Options granted under the Plan shall be evidenced by written Option Agreements (the "Agreements") consistent with the terms of the Plan which shall be executed by the Company and the Optionee. The Agreements, in such form as the Plan Administrators shall from time to time approve shall, incorporate the following terms and conditions:

         (a) Time of Exercise. Options shall be exercisable in accordance with the terms of the Agreements as approved by the Plan Administrators, from time to time. Incentive Stock Options may be exercised only if, at all times during the period that begins on the date of the granting of the Incentive Stock Option and that ends on the day three (3) months before the date of such exercise, the Optionee was an Employee of the Company or any Subsidiary; provided, however, that if the Optionee is "disabled" within the meaning of Section 22 (c) of the Internal Revenue code, then the end of the preceding post-employment exercise period shall be extended to one (1) year.

         (b) Purchase Price. Except as otherwise provided in section 4 hereof, the purchase price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall not be less than the fair market value of the Common Stock on the date the Option is granted. The purchase

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price per share of Common Stock deliverable upon the exercise of a Nonqualified
Stock Option shall be determined by the Plan Administrators in their sole discretion.

         (c) Method of Exercise. In order to exercise an option in whole or in part, the Optionee shall give written notice to the Company at its principal place of business of such exercise, stating the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by full payment of the purchase price thereof either (i) in cash, or (ii) at the discretion of the Plan Administrators, in whole shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Plan Administrators, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code, or (iv) any combination of (i), (ii) and (iii) above. If the Plan Administrators exercise their discretion to permit payment of the exercise price of any Option by means of the methods set forth in clauses (ii), (iii) or (iv) , of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the option in question. The exercise date of the Option shall be the date the Company receives such notice with any necessary accompaniments in satisfactory order.

         (d) Transferability. An Option shall not be transferable by the Optionee other than at death and an Option granted to such Optionee is exercisable, during his lifetime, only by such Optionee.

         The Agreements may also contain such other terms, provisions, and conditions consistent with the Plan and applicable provisions of the Internal Revenue Code as the Plan Administrators may determine are necessary or proper.

                 Section 7. Rights of Stockholders and Optionee.
                ------------------------------------------------

         An Optionee shall not deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option, unless and until: (a) the Option shall have been exercised pursuant a the terms thereof; (b) the Company shall have issued and delivered the shares to the Optionee; and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting and other ownership rights with respect to such shares.

              Section 8. Adjustments in the Event of Changes in the
              -----------------------------------------------------
               Capital Structure, Reorganization Anti-Dilution or
               --------------------------------------------------
                               Accounting Changes.
                               -------------------

         (a) Changes in Capital Structure. In the event of a change in the corporate structure or shares of the Company, the Plan Administrators (subject to any required action by the stockholders) shall make such equitable adjustments designed to protect against dilution as they may deem appropriate in the number and share authorized by the Plan and, with respect to outstanding Options in the number and kind of shares covered thereby and in the exercise price of such Options on the

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dates granted. For the purpose of this Section, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from a recapitalization, stock split, consolidation, rights offering, stock dividend, reorganization, or liquidation.

         (b) Reorganization-Continuation of the Plan. Upon the effective date of the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or of a transfer of substantially all of the Company's assets or stockholders, the Plan and any Option previously granted under the Plan shall terminate unless provision be made in writing in connection with such transaction for the continuation of the Plan and for the assumption of the Options previously granted, or for the substitution of new options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments (in accordance with the applicable provisions of the Internal Revenue code) as to the number and kind of shares and price per share, in which event the Plan and the previously granted or new options substituted therefor shall continue in the manner and under the terms as provided.

         (c) Reorganization-Termination of the Plan. In the event of a dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares, as provided in Section 9 (b) above, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of Options previously granted or the substitution of new Options covering the shares of a successor employer corporation or a parent or subsidiary thereof, then an Optionee under the Plan shall be entitled to written notice prior to the effective date of any such transactions stating that rights under this option must be exercised within thirty (30) days of the date of such notice or they will be terminated.

                        Section 9. General Restrictions.
                        --------------------------------

         Each Option shall be subject to a requirement that, if at any time the Plan Administrator shall determine, in their discretion, that the listing or qualification of the shares or other securities subject to such Option upon any securities exchange, or under any state or federal law or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with the granting thereof or the issue or purchase of shares or payments of any amount thereunder, such Option may not be exercised in whole or in part and no amounts may be received thereunder unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Plan Administrators.

                             Section 10. Employment.
                             -----------------------

         Nothing in this Plan shall be deemed to grant any right of continued employment to a participating employee or to limit or waive any rights of the Company or its Subsidiary to terminate such employment at any time, with or without cause.


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                             Section 11. Amendment.
                             ----------------------
         The Board of Directors of the Company shall have the power to amend or revise the terms of this Plan or any part thereof without further action of the stockholders; provided, however, that no such amendment shall impair any Option or deprive any Optionee of shares that may have been granted to him under the Plan without his consent; and provided, further, that no such amendment shall, without stockholder approval:

         (a) increase the aggregate number of the Reserved Shares for the purpose of the Plan;

         (b) change the class of individuals eligible to receive options under the Plan;

         (c) extend the maximum period during which any option may be granted or exercised;

         (d) reduce the Option price per share under any Option below fair market value; or

         (e)   extend the term of the Plan.



               Section 12. Effective Date and Termination of Plan.
               ---------------------------------------------------

         (a) The effective date of the Plan shall be the Effective Date of the Merger of the Singing Machine Company, Inc., a California corporation, with and into The Singing Machine Company, Inc., a Delaware corporation; provided, however, in the event that the Plan is not approved by the voting stockholders of the Company on or before July 31, 1994, the Plan and all Options granted and to be granted hereunder shall be null and void and the Company shall have no obligation of any nature whatsoever to any employee or other person arising out of the Plan or any options granted or to be granted hereunder.

         (b) The Board of Directors of the Company may terminate the Plan at any time with respect to any shares that are not subject to Options. Unless terminated earlier by the Board of Directors, the Plan shall terminate on ten
(10) years from adoption of this Plan and no options shall be granted under this Plan after it has been terminated. Termination of this Plan shall not affect the right and obligation of any Optionee with respect to Options granted prior to termination.

                         Section 13. Withholding Taxes.
                         ------------------------------

         Whenever under the Plan shares are to be issued in satisfaction of Options granted hereunder, the Company shall have the right to require the recipient to make arrangements to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to or following the delivery of any certificate or certificates for such shares.


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                            Section 14. Qualification
                            -------------------------

         This Plan is adopted pursuant to, and is intended to comply with, the applicable provisions of the Internal Revenue Code and the regulations thereunder. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this Plan or any Incentive Stock Option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or any regulation thereunder, this Plan and any Incentive Stock Option granted pursuant to this Plan shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity can be achieved by amendment.

           Section 15. Notice to Company of Disqualifying Disposition.
           -----------------------------------------------------------

         Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. For purposes of this Plan, a "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee Acquired Common Stock by exercising the Incentive Stock Option.







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